UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2004

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-21696            22-3106987
 (State or other jurisdiction        (Commission        (I.R.S. Employer
      of incorporation)               File Number)      Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01  Other Events.

          In a press release dated September 23, 2004, ARIAD Pharmaceuticals, Inc. announced that it will provide a live webcast of its corporate presentation at the UBS Global Life Sciences Conference on Thursday, September 30, 2004, at the Grand Hyatt in New York. The presentation will be given at 1 p.m. (ET) by Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD, who will provide an overview of the Company and its progress in key programs. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

           (c) The following exhibits are filed with this report

                  Exhibit
                  Number            Description
                  --------          -----------
                  99.1              Press release dated September 23, 2004.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARIAD Pharmaceuticals, Inc.

                                    By:
                                     -------------------------------
                                        Edward M. Fitzgerald
                                        Senior Vice President and
                                        Chief Financial Officer

Date:    September 23, 2004


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                                  EXHIBIT INDEX

Exhibit
Number            Description
--------          -----------
 99.1             Press release dated September 23, 2004.